Exhibit 10.18

                         AGREEMENT FOR PURCHASE OF STOCK
                         -------------------------------


         This Agreement ("Agreement"), made and entered into as of the 16th day of April, 2001 by and between Advanced Technology, Industries Inc., a Delaware corporation, ("ATI") and Glenn A. Cramer Separate Property Trust of September 1, 1987 (as amended and restated as of March 21, 2001) ("Shareholder") provides as follows:

                                    RECITALS

         A. Shareholder is the owner of 1,090,000 shares of the $.0001 par value common stock of Nurescell Inc., a Nevada corporation ("Nurescell"), which stock is hereinafter referred to as "The Nurescell Stock." The principal place of business of Nurescell is in Orange County, California.

         B. ATI is a publicly owned corporation with authorized capital of fifty million (50,000,000) shares of $.0001 par value common stock and one million (1,000,000) shares of $.001 par value preferred stock.

         C. ATI desires to purchase, and Shareholder desires to sell, The Nurescell Stock in exchange for shares of the ATI common stock upon the terms and provisions set forth hereinafter.

         NOW THEREFORE, in consideration for the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follow:

         1.       Transfer of Shares.
         --       -------------------

                  Upon execution of this Agreement, Shareholder shall sell, transfer, and convey to ATI The Nurescell Stock and ATI shall sell, issue and convey to Shareholder 1,090,000 shares of the $.0001 par value common stock of ATI hereinafter referred as the "ATI Stock".

         2.       Warranties and Representations of Shareholder.
         --       ----------------------------------------------

                  Shareholder hereby makes the following representations and warranties to ATI:

                  2.01. Shareholder has the full right and power to sell and transfer to ATI The Nurescell Stock free and clear of any statutory, contractual or other limitation, and none of such shares are subject to any lien, pledge, hypothecation or any encumbrance whatsoever. The sale provided for herein will vest directly in ATI title to The Nurescell Stock free and clear of any and all encumbrances, liens, restrictions, options, agreements, and conditions except as set forth in Section 4.03 hereof and except as may be the result of actions by ATI.

                  2.02. Shareholder is an "accredited investor" because Shareholder is (initial appropriate item):

                  _____A natural person whose individual net worth, or joint new worth with that person's spouse, at the time of his purchase exceeds $1,000,000: or

                  _____A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year: or

                  GAC A trust, with total assets in excess of $5,000,000, not
                  ---
formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person, as described below; or

                  ____An entity in which all of the equity owners are accredited investors.

                  2.03 Shareholder has significant prior investment experience, including investments in unregistered securities and recognizes the speculative nature of this investment Shareholder is knowledgeable, sophisticated and experienced in making and is qualified to make decisions with respect to investments in restricted securities such as the ATI Stock and has requested, received, reviewed and considered all information Shareholder deems relevant in making a decision to execute this Agreement. Shareholder is capable of evaluating the merits and risks of an investment in the ATI Stock.

                  2.04 Shareholder has relied upon the information contained in ATI's filings with the Securities and Exchange Commission (the "SEC") under
Section 13 of the Securities Exchange Act of 1934, this Agreement, and independent investigations of ATI made by Shareholder. Shareholder has been given access and the opportunity to examine all material books and records of ATI, all material contracts and has had the opportunity to ask questions of and to receive answers from ATI or any person acting on its behalf concerning the terms and conditions of the transaction contemplated by this Agreement. Shareholder has been furnished with all material relating to the business, finances and operations of ATI and materials relating to the offer and sale of the ATI Stock which have been requested by such person and such person has received complete and satisfactory answers to any such inquiries. Shareholder agrees to maintain all information furnished to him by ATI in confidence and not to disclose the same to any third party without the written consent of ATI.

         3.       Representation and Warranties of ATI.
         --       -------------------------------------

                  ATI hereby makes the following representations and warranties to Shareholder:

                  3.01 ATI is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of ATI has taken

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all action required by law, ATI's corporate charter, its By-Laws, or otherwise, to be taken by it to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                  3.02 The ATI Stock delivered hereunder shall be validly issued and outstanding and is fully paid and non-assessable.

                  3.03 ATI has, and will have at the Closing, the full right and power to sell and transfer to Shareholder the ATI Stock agreed to be transferred hereunder free and clear of any statutory, contractual, or other limitation, and none of said shares are subject to any lien, pledge, hypothecation, or any encumbrance whatsoever. The sale provided for herein will vest directly in Shareholder title to the ATI Stock, free and clear of any and all encumbrances, liens, restrictions, options, agreements, and conditions except as set forth in Paragraph 4.02 hereof and except as a result of actions by Shareholder.

                  3.04 The person or persons executing this agreement on behalf of ATI have the requisite power authority to do so and to make, execute, and deliver all instruments and documents to be executed in connection herewith.

                  3.05 ATI has significant prior investment experience, including investments in unregistered securities, and recognizes the speculative nature of this investment. ATI is knowledgeable, sophisticated and experienced in making and is qualified to make decisions with respect to investments in restricted securities such as The Nurescell Stock and has requested, received, reviewed and considered all information ATI deems relevant in making a decision to execute this Agreement. ATI is capable of evaluating the merits and risks of an investment in The Nurescell Stock.

                  3.06 ATI has relied upon the information contained in Nurescell's filings with the SEC under Section 13 of the Securities Exchange Act of 1934, this Agreement, and independent investigations of Nurescell made by ATI.

                  3.07 ATI is acquiring the shares on ATI's own account and not with a view to or for sale in connection with any distribution of the security.

         4.       Restrictions Upon Shares-Investment Representation.
         --       ---------------------------------------------------

                  4.01 Shareholder warrants and represents that Shareholder is acquiring the ATI Stock for Shareholder's own account, for investment and not with a view to, or for sale in connection with, any distribution of such shares or any part thereof. Shareholder further warrants and represents that no other person or entity has any interest whatsoever in said shares and that there are no options or similar agreements, oral or written, whereby any person or entity has the right to acquire any of said shares or any interest therein.

                  4.02 Shareholder acknowledges and agrees that (i) the ATI Stock being received hereunder has not been registered under the Securities Act of 1933 ("Securities Act") or any state securities laws and are issued in

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reliance upon certain provisions of federal and state securities laws exempting said shares from such registration, (ii) there are substantial restrictions on the sale of the shares acquired hereunder and that the shares may be transferred only in accordance with the provisions of this Paragraph, and (iii) each certificate representing the shares issued hereunder and any other securities issued in respect of the shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted or unless the shares have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in substantially the following form in addition to any legends required under state securities laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         Shareholder acknowledges and agrees that the shares may not be transferred without (i) registration under the Securities Act, (ii) the receipt by ATI of an opinion of counsel acceptable to ATI that such transfer is exempt from the registration provisions of the Securities Act and applicable state securities laws, or (iii) the receipt by ATI of a "no-action" letter from the Securities and Exchange Commission ("SEC") and any applicable state agency that said transfer will not violate the Securities Act and applicable state securities laws.

                  4.03 ATI acknowledges and agrees that (i) The Nurescell Stock being received hereunder has not been registered under the Securities Act or any state securities laws and was issued in reliance upon certain provisions of federal and state securities laws exempting said shares from registration, (ii) there are substantial restrictions on the sale of The Nurescell Stock acquired hereunder and that The Nurescell Stock may be transferred only in accordance with the provisions of this Paragraph, and (iii) each certificate representing The Nurescell Stock and any other securities issued in respect of The Nurescell Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted or unless the shares have been registered under the Securities Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         ATI acknowledges and agrees that The Nurescell Stock may not be transferred without (i) registration under the Securities Act, (ii) the receipt by Nurescell of an opinion of counsel acceptable to Nurescell that such transfer is exempt from the registration provisions of the Securities Act and applicable state securities laws, or (iii) the receipt by Nurescell of a "no- action" letter from the SEC and any applicable state agency that said transfer will not violate the Securities Act and applicable state securities laws.

                  4.04 The sale of the ATI Stock and The Nurescell Stock which is the subject of this Agreement has not been qualified with the Commissioner or Corporations of the State of California and the issuance of the securities or the payment or receipt of any part of the consideration therefor prior to the qualification is unlawful, unless the sale of securities is exempt from the qualification by Section 25100, 25102, or 25105 of the California Corporation Code. The right of all parties to this agreement are expressly conditioned upon the qualification being obtained, unless the sale is so exempt.

         5.       Indemnification
         --       ---------------

                  Each party hereto (the "Indemnifying Party") hereby agrees to indemnify the other party hereto and the officers, directors, affiliates, employees, controlling persons, and agents of the other party ("Indemnitee") and to hold Indemnitee harmless against and in respect of any losses, damages, taxes, penalties or other additions to taxes, claims, actions or causes of action, costs and expenses, including attorneys' and accountants' fees, specifically excluding lost profit and consequential damages, collectively referred to hereinafter as "Losses", incurred by any Indemnitee by reason of (a) a breach of any representations or warranties made by the Indemnifying Party in this Agreement, or (b) nonperformance (whether partial or total) of any covenants or agreements made by the Indemnifying Party in this Agreement or any agreement entered into pursuant hereto.

         6.       Miscellaneous
         --       -------------

                  6.01 Notices

                  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of computer transmission) to the parties at the following addresses (or at another address for a party as shall be specified by like notice):

         To Advanced Technology       Advanced Technology Industries Inc.
               Industries, Inc.:      Taubenstrasse 20
                                      Berlin, Germany   D-10117
                                      Facsimile No.: 011 49 302 017 7899

                  With copy to:       H. Roy Jeppson
                                      Law Offices of H. Roy Jeppson
                                      11900 West Olympic Boulevard, Sixth Floor
                                      Los Angeles, California  90064
                                      Facsimile No.:  (310) 826-5350

                To Shareholder:       Glenn A. Cramer Separate Property
                                      Trust of September 1, 1987 (as amended and restated as of March 21, 2001)
                                      c/o Glenn Cramer
                                      3134 Bel Air Drive
                                      Las Vegas, NV 89109
                                      Facsimile No.: ____________

                  6.02 Interpretation

                  The words "include", "includes" and "including", when used herein, shall be deemed in each case to be followed by the words "without limitation". The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  6.03 Counterparts and Facsimile Signatures

                  This Agreement may be executed in one or more counterparts and by facsimile signature, all which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  6.04 Entire Agreement; Amendments

                  This Agreement and the exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may only be amended by an amendment in writing executed by the parties hereto.

                  6.05 Assignments

                  Neither the rights nor obligations of any party hereunder may be assigned without the prior written consent of the other party hereto, provided that ATI may assign its respective rights and delegate its respective obligations hereunder to any parent or subsidiary or successor entity that acquires substantially all of the assets or stock of ATI by way of merger, reorganization, recapitalization, or otherwise.

                  6.06 Further Assurances

                  Shareholder and ATI hereby agree to take any further action or execute such further instruments as may be necessary to effectuate the terms of this Agreement.

                  6.07 Severability

                  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void, or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provisions to persons or circumstances will be interpreted reasonably so as to give effect to the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes intended by the void or unenforceable provision.

                  6.08 Other Remedies

                  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity, upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

                  6.09 Governing Law; Venue

                  This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The parties agree that the proper jurisdiction and venue for any action arising under this Agreement is Orange County, California, and the parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Orange County, California concerning any action relating to or arising under this Agreement.

                  6.10 Rules of Construction

                  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

                  6.11 Specific Performance

                  The parties hereto agree that irreparable damages would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having proper venue hereunder, this being in addition to any other remedy to which they are entitled at law or in equity.

                  6.12 Publicity

                  All notices to third parties and all other publicity concerning the transaction contemplated by this Agreement shall be jointly planned and coordinated by and between the parties hereto. None of the parties shall act unilaterally in this regard without the prior written approval of the others, provided, however, this approval shall not be unreasonably withheld, and further provided, that in the event the parties hereto do not arrive at an agreement concerning the text of the publicity to be given by virtue of the execution of this Agreement, ATI shall be authorized to disclose, if required by applicable law, that it has purchased The Nurescell Stock hereunder and to subsequently announce that said transaction has closed if the Closing occurs.

                  6.13 Attorneys' Fees and Costs

                  In the event of any action at law or in equity between the parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in and as part of such judgment. The successful party shall be the party who is entitled to recover his or its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover his or its costs shall not recover attorneys' fees.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

 "ATI":                              Advanced Technology Industries, Inc.


                                     By:       /s/ James Samuelson
                                         ---------------------------------------
                                              James Samuelson
                                              Its V.P., Chief Financial Officer


 "Shareholder"                       Glenn A. Cramer Separate Property Trust of
                                     September 1, 1987 (as amended and restated as of March 21, 2001)


                                     By:     /s/  Glenn Cramer TTEE
                                        ----------------------------------------
                                              Glenn Cramer, as Trustee

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         This Registration Rights Agreement ("Agreement"), made and entered into as of the 16th day of April, 2001, by and between Advanced Technology, Industries Inc., a Delaware corporation, ("ATI") and Glenn A. Cramer Separate Property Trust of September 1, 1987 (as amended and restated as of March 21,
2001) ("Shareholder") provides as follows:

                                    SECTION I
                                   DEFINITIONS
                                   -----------

         Capitalized terms used in this Agreement and not defined elsewhere herein shall have the meanings set forth below:

         "ATI" means Advanced Technology Industries, Inc.

         "ATI Stock" means the $.0001 par value ATI Stock of ATI.

         "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Losses" means all losses, claims, damages, or liabilities and reasonable expenses related thereto.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Shareholder" means the Glenn A. Cramer Separate Property Trust of September 1, 1987 (as amended and restated as of March 21, 2001), the Shareholder as defined in the Agreement for Purchase of Stock executed concurrently herewith by and between ATI and Shareholder.

         "Shares" means the ATI Stock held by Shareholder, if any.

                                    SECTION 2
                             PIGGYBACK REGISTRATION
                             ----------------------

         2.1 If at any time within five years from the effective date of this Agreement ATI proposes to register any offering of shares of its capital stock under the Securities Act, and if such registration is to be on a form of the Commission that may include, or is at any time amended or changed to such a form that may include, the Shares, ATI will provide written notice to Shareholder of ATI's intention to register the offering at least thirty (30) days prior to the filing of said registration statement.

         2.2 Unless objected to by any underwriter(s) participating in the sale and distribution of ATI's securities covered by the registration statement referred to in Section 2.1 hereof, ATI's notice shall give Shareholder the opportunity to elect to include in the registration some of the Shares as provided herein. Shareholder shall have thirty (30) days after receipt of ATI's notice to notify ATI in writing of the number of Shares (the "Elected Shares") which Shareholder elects to include in the offering. If the number of Elected Shares that Shareholder requests to include in such registration exceeds the number of shares permitted by any underwriter then Shareholder, and each other selling shareholder who also has piggyback registration rights and has elected to include shares of ATI Stock in the registration, shall be entitled to include that number of shares of ATI Stock that bears the same ratio to the number of shares permitted by the underwriter as the number of Elected Shares which Shareholder requests to include bears to the aggregate number of shares that Shareholder and any other selling shareholders request to include. The piggyback registration rights provided by this Section 2.2 with respect to the Shares shall not apply to offerings that are registered on Form S-4, Form S-8, Form SB-2, or successor forms thereto, for registering stock issued under business combinations or employee plans.

         2.3 The inclusion of Shares in registered offerings pursuant to this
Section 2 shall be upon the condition that Shareholder agrees that it will not sell any of its Elected Shares for a period of 180 days after the effective date of the registration.

         2.4 ATI shall give Shareholder the right to participate in each registration pursuant to this Section 2 without limitation as to number of registrations.

         2.5 In the case of any public offering of securities of ATI pursuant to which Shareholder exercises registration rights under this Section 2, ATI shall designate any underwriters in connection therewith.

                                    SECTION 3
                           CONDITIONS TO PARTICIPATION
                           ---------------------------

         To include any Shares in a registration under Section 2 hereof, Shareholder shall:

         (a) cooperate with ATI in preparing the registration statement and execute such agreements as ATI or any underwriter may deem reasonably necessary, including, but not limited to, an agreement concerning distribution of the shares to be registered to insure that the distribution will not adversely impact the market price of said shares;

         (b) promptly supply ATI with such information, documents, representations and warranties as any underwriter may deem reasonably necessary in connection with such registration; and

         (c) as requested by ATI or any underwriter, agree in writing not to sell or transfer any ATI Stock not included in such registration for a period of fifteen (15) days prior to and one hundred eighty (180) days after the effective date of the registration without the underwriter's consent, but Shareholder shall not be required to make such agreement unless the other holders of ATI Stock included in the offering covered by such registration shall similarly agree.

                                    SECTION 4
                               OPINION OF COUNSEL
                               ------------------

         ATI shall have no obligation under Section 2 hereof to register any Shares if ATI delivers to Shareholder an opinion of counsel reasonably satisfactory to Shareholder to the effect that the proposed sale or disposition of the Shares for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public transaction. ATI hereby agrees to indemnify Shareholder against, and to hold it harmless from, all Losses, including liability for rescission, that it may incur under the Securities Act or otherwise by reason of it proceeding in accordance with such opinion of counsel.

                                    SECTION 5
                             REGISTRATION PROCEDURES
                             -----------------------

         If and whenever ATI is obligated by the provisions of this Agreement to effect the registration of any offering of Shares under the Securities Act, as expeditiously as possible ATI will, or will use its best efforts to, as the case may be:

         (a) Prepare and file with the Commission a registration statement with respect to such Shares and cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, ATI shall furnish to Shareholder and its counsel selected pursuant to Section 6.2 hereof copies of all such documents proposed to be filed, which documents will be the subject of review of Shareholder and its counsel; provided, however, that, although any comments or requested revisions submitted by Shareholder or its counsel will be considered by ATI, such comments or revisions shall be or shall not be integrated into such registration statement or prospectus in the sole and exclusive discretion of ATI and its securities counsel.

         (b) Prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective until the earlier of the sale of all Shares covered thereby or the expiration of a period of two hundred seventy (270) days after its effective date, and comply with the provisions of the Securities Act with respect to the disposition of all shares of ATI Stock covered by the registration statement; provided, however, that if maintaining the effectiveness of the registration statement would require the filing of a post-effective amendment including new financial statements (other than financial statements which ATI would be required to include in a current report on Form 10-Q or Form 10-QSB), ATI shall be obligated to use its best efforts to maintain the effectiveness of the registration statement for only six (6) months in the case of the first registration filed hereunder, and ninety (90) days in the case of any other registration filed hereunder. In the event that any Shares included in a registration statement subject to this Agreement remain unsold at the end of the period during which ATI is obligated to use its best efforts to maintain the effectiveness of the registration statement, ATI, if and when a further amendment or supplement would be required to comply with Section 9 of the Securities Act, may file a post-effective amendment to the registration statement for the purpose of removing such Shares from registered status.

         (c) Furnish to Shareholder as many copies of prospectuses, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and other related documents, as Shareholder may reasonably request.

         (d) Register or qualify the Shares covered by the registration statement under the securities or blue sky laws of such jurisdictions as Shareholder shall reasonably request, and do any acts that may be reasonably necessary or advisable to enable Shareholder to consummate the disposition in such jurisdictions of the Shares; provided, however, that ATI shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

         (e) Furnish to Shareholder an opinion of counsel for ATI, which opinion shall be reasonably acceptable to Shareholder and the counsel selected pursuant to Section 6.2 hereof, to the effect (i) that a registration statement covering the offering of the Shares has been filed with the Commission under the Securities Acts and has been made effective by order of the Commission, (ii) that a prospectus complying as to form with the requirements of the Securities Act is available for delivery, (iii) that no stop order has been issued by the Commission suspending the effectiveness of such registration statement and (iv) that, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated, and that the securities included in the offering covered by such registration statement have been registered or qualified, or exempted from such registration or qualification, under the securities or blue sky laws of each state in which ATI has been required to register or qualify such shares under Section 5(d) hereof. In giving such opinion, counsel for ATI shall be entitled to rely upon the opinion of counsel for any underwriter.

         (f) Notify Shareholder promptly after ATI shall receive notice that (i) any registration statement, supplement or amendment has become effective, (ii) any registration statement is required to be amended or supplemented, or (iii) any stop order with respect thereto has been issued.

         (g) Enter into such agreements, including an underwriting agreement in form, scope and substance as is customary in underwritten offerings, and take all other actions in connection therewith, including actions reasonably requested by any underwriter or Shareholder, in order to expedite or facilitate the disposition of the Shares. ATI's obligations pursuant to the preceding sentence can include without limitation, ATI: (i) making representations and warranties to the underwriters with respect to the business of ATI, the registration statement, the prospectus and the documents, if any, incorporated or deemed to be incorporated by reference in the registration statement, in each case in form, substance and scope as are customarily made by issuers to underwriters in underwritten secondary offerings and confirm such matters if and when requested; (ii) obtaining opinions of counsel to ATI and updates thereof, which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the underwriters, covering the matters customarily covered in opinions requested in underwritten offerings; (iii) obtaining "cold comfort" letters and updates thereof from the independent certified public accountants of ATI (and, if necessary, any other independent certified public accountants of any subsidiary of ATI or of any business acquired by ATI for which financial statements and financial data are or are required to be included in the registration statement) addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; (iv) agreeing in any underwriting agreement to the indemnification and contribution provisions and procedures of Sections 7 through 11 hereof (or such other less favorable provisions and procedures for the underwriters that are acceptable to the underwriters) with respect to all parties to be indemnified pursuant to said Sections; and (v) delivering such documents and certificates as may be requested by an underwriter to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section 5(g), and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by ATI.

         (h) Make available for inspection, by any underwriter and any counsel or accountant retained by the underwriter, financial and other records, pertinent corporate documents and properties of ATI, and cause the officers, directors and employees of ATI to supply information reasonably requested by any underwriter, counsel or accountant in connection with such registration statement; provided, however, that any records, information or documents that are designated by ATI in writing as confidential shall be kept confidential by such persons unless (i) disclosure of such records, information or documents is required by court or administrative order, (ii) disclosure of such records, information, or documents, in the opinion of counsel to such person, is required by law, including, without limitation, pursuant to the requirements of the Securities Act, or (iii) such records, information, or documents are in the public domain or otherwise publicly available.

                                    SECTION 6
                 REGISTRATION EXPENSES; COUNSEL FOR SHAREHOLDER
                 ----------------------------------------------

         The costs and expenses (other than underwriting discounts or commissions and such fees for counsel, printing, registration and other fees as state securities officials may require that Shareholder and other selling shareholders pay) of all registrations and qualifications of Shares under
Section 2 hereof shall be paid by ATI, including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any registration, fees and disbursements of counsel for ATI and the fees and disbursements of one special counsel acting for Shareholder and selected pursuant to Section 6.2 hereof, except that all such expenses in connection with any amendment or supplement to the registration statement or the prospectus used in connection therewith required to be filed more than two hundred seventy (270) days after the date on which such registration statement becomes effective under the Securities Act because Shareholder has not effected the disposition of all Shares covered by such registration statement shall be borne pro rata by Shareholder and any other selling shareholders benefitted thereby.

                                    SECTION 7
                             INDEMNIFICATION BY ATI
                             ----------------------

         In the event of any registration under the Securities Act of any offering of Shares, ATI hereby agrees to indemnify and hold harmless Shareholder and each person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Shares against any Losses, joint or several, to which Shareholder or such participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Shares were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse Shareholder and each such participating person for any legal or other expenses reasonably incurred by Shareholder or such participating person in connection with investigating or defending any such Loss: provided, however, that, ATI will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Shareholder or such participating person, as the case may be, specifically for use in the preparation thereof. ATI shall also indemnify underwriters, selling brokers, dealers, managers, and similar securities industry professionals participating in the distribution, their officers, directors, agents, and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of Shareholder.

                                    SECTION 8
                         INDEMNIFICATION BY SHAREHOLDER
                         ------------------------------

         In the event of any registration under the Securities Act of any offering of Shares, Shareholder hereby agrees to indemnify and hold harmless ATI and each person who controls ATI within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter, and each other selling shareholder, and each other person, if any, who controls such selling shareholder) who participates in the offering of such Shares, against any Losses, joint or several, to which ATI, other selling shareholder, or controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained therein, on the effective date thereof, in any registration statement under which an offering of such Shares was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse ATI, other selling shareholders, and each such controlling person or participating person for any legal or other expenses reasonably incurred by ATI, other selling shareholders, or such controlling person or participating person in connection with investigating or defending any such Loss or proceeding: provided, however, that Shareholder will be liable in any such case to the extent, and only to the extent, that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Shareholder specifically for use in the preparation thereof. Notwithstanding the foregoing, the liability of Shareholder under this Section 8 shall be limited to an amount equal to the price of the Shares sold by Shareholder in connection with such registration unless such liability arises out of acts based on willful conduct of Shareholder.

                                    SECTION 9
                     CONDUCT OF INDEMNIFICATION PROCEEDINGS
                     --------------------------------------

         If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party") such indemnified party shall promptly notify the person from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. Any such indemnified party shall have the right to employ separate counsel in any such action, claim, or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim, or proceeding, or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim, or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim, or proceeding, or separate but substantially similar or related actions, claims, or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim, or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent.

                                   SECTION 10
                                  CONTRIBUTION
                                  ------------

         If the indemnification provided for in this Agreement is unavailable to an indemnified party under Section 7 or Section 8 hereof (other than by reason of exceptions provided in such Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions, statements, or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact, omission, or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the party's relative intent, knowledge, access to information, and opportunity to correct or prevent such action, statement, or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation, or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10, Shareholder shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

           "ATI":            Advanced Technology Industries, Inc.


                             By:       /s/ James Samuelson
                                 -----------------------------------------------
                                      James Samuelson
                                      Its V.P., Chief Financial Officer

           "Shareholder"     Glenn A. Cramer Separate Property Trust of
                             September 1, 1987 (as amended and restated as of March 21, 2001)


                             By:     /s/  Glenn Cramer TTEE
                                -----------------------------------------------
                                      Glenn Cramer, as Trustee